EXHIBIT 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Craig A. Tooman, certify that:

1.	I have reviewed this Amendment No. 2 to the annual report on Form 10-K of Enzon Pharmaceuticals, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 30, 2010	By:	/s/ Craig A. Tooman

Craig A. Tooman
Executive Vice President, Finance and
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)